Exhibit 10.30

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER	RATING	PAGE OF PAGES
	UNDER DPAS (15 CFR 700)	DO-S1	1	27
2. CONTRACT (Proc. Inst. Ident.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
N65538-10-C-0007	09 Jul 2010	N6553810PRR0157
5. ISSUED BY	CODE	N65538	6. ADMINISTERED BY (If other than Item 5)	CODE
NAVAL SEA LOGISTICS CENTER * 5450 CARLISLE PIKE P.O. BOX 2060 MECHANICSBURG PA 17055-0795	See Item 5
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code) NUGEN MOBILITY		8. DELIVERY ☐ FOB ORIGIN ☒ OTHER (See below)
MR. ERIC TAKAMURA 44645 GUILFORD DR STE 201 ASHBURN VA 20147-6020		9. DISCOUNT FOR PROMPT PAYMENT Net 30 Days
		10. SUBMIT INVOICES	1	ITEM
		(4 copies unless otherwise specified) TO THE ADDRESS		Section G
CODE 4KJ58	FACILITY CODE	SHOWN IN:
11. SHIP TO/MARK FOR	CODE	12. PAYMENT WILL BE MADE BY	CODE	HQ0251
DFAS COLUMBUS - NAVY ACQUISITION
P.O. BOX 369021
See Schedule		COLUMBUS OH 43213

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:		14. ACCOUNTING AND APPROPRIATION DATA
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )		See Schedule
15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE
15G. TOTAL AMOUNT OF CONTRACT	$79,853.67
16. TABLE OF CONTENTS
☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
	PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	23 - 26
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2 - 6		PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	7 - 12	☒	J	LIST OF ATTACHMENTS	27
☒	D	PACKAGING AND MARKING	13		PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	14		K	REPRESENTATIONS, CERTIFICATIONS AND
☒	F	DELIVERIES OR PERFORMANCE	15 - 16			OTHER STATEMENTS OF OFFERORS
☒	G	CONTRACT ADMINISTRATION DATA	17 - 18		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	19 - 22		M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE 17 OR 18 AS APPLICABLE
17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT     Contractor is required to sign this
document and return 1  copies to issuing office.)         Contractor agrees to furnish and deliver all
items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract,
(b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.
(Attachments are listed herein.)

18. ☐ AWARD (Contractor is not required to sign this document.)      Your offer on Solicitation
Number _________________________________
including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print) John Salatino VP, Engineering and Programs	20A. NAME OF CONTRACTING OFFICER JOHN H. WERT / CONTRACT SPECIALIST TEL: 7176052089 EMAIL: john.wert@navy.mil
19B. NAME OF CONTRACTOR Nugen Mobility, Inc		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED
BY	/s/ John Salatino	6/30/10	BY	/s/ J. H. Wert	09-Jul-2010
	(Signature of person authorized to sign)			(Signature of Contracting Officer)
AUTHORIZED FOR LOCAL REPRODUCTION	STANDARD FORM 26 (REV. 4/2008)

Previous edition is usable	Prescribed by GSA
FAR (48 CFR) 53.214(a)

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Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001	BASE REQUIREMENT				NSP

	FFP

THE CONTRACTOR SHALL PERFORM RESEARCH AND DEVELOPMENT
EFFORTS IN ACCORDANCE WITH SECTION C AND THE CONTRACTOR'S SBIR
PHASE I PROPOSAL, DTD JANUARY 2010, IN RESPONSE TO TOPIC #N101-045
ENTITLED "ADVANCED MARINE GENERATOR FOR COMBATANT CRAFT".
FOB: Destination
PURCHASE REQUEST NUMBER: N6553810PRR0157

				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AA	STATUS REPORT	40,000	Each	$1.00	$40,000.00

	FFP

	IAW CONTRACT DATA REQUIREMENTS LIST DD FORM 1423 (CDRL A001) - EXHIBIT A FOB: Destination PURCHASE REQUEST NUMBER: N6553810PRR0157

				NET AMT	$40,000.00

	ACRN AA CIN: N6553810PRR01570001AA				$40,000.00

N65538-10-C-0007

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AB	DRAFT FINAL REPORT	29,853.67	Each	$1.00	$29,853.67

	FFP

	IAW CONTRACT DATA REQUIREMENTS LIST DD FORM 1423 (CDRL A002) - EXHIBIT A FOB: Destination PURCHASE REQUEST NUMBER: N6553810PRR0157

				NET AMT	$29,853.67

	ACRN AA CIN: N6553810PRR01570001AB				$29,853.67

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC	FINAL REPORT	10,000	Each	$1.00	$10,000.00

	FFP

	IAW CONTRACT DATA REQUIREMENTS LIST DD FORM 1423 (CDRL A002) - EXHIBIT A FOB: Destination PURCHASE REQUEST NUMBER: N6553810PRR0157

				NET AMT	$10,000.00

	ACRN AA CIN: N6553810PRR01570001AC				$10,000.00

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AD	PATENT APPLICATION FOR INVENTION				NSP

FFP

IAW CONTRCT DATA REQUIREMENTS LIST DD FORM 1423 (CDRL A006) - EXHIBIT A FOB: Destination PURCHASE REQUEST NUMBER: N6553810PRR0157

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002	DATA ITEMS				NSP

	FFP

	THE DATA TO BE FURNISHED SHALL BE PREPARED IN ACCORDANCE WITH THE CONTRACT DATA REQUIREMENTS LIST, DD FORM 1423 - EXHIBIT A FOB: Destination PURCHASE REQUEST NUMBER: N6553810PRR0157

				NET AMT	$0.00

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003	OPTION 1				NSP

	FFP

OPTION
THE CONTRACTOR SHALL PERFORM RESEARCH AND DEVELOPMENT
EFFORTS IN ACCORDANCE WITH SECTION C AND THE CONTRACTOR'S SBIR
PHASE I PROPOSAL, DTD JANUARY 2010, IN RESPONSE TO TOPIC #N101-045
ENTITLED "ADVANCED MARINE GENERATOR FOR COMBATANT CRAFT".
FOB: Destination
PURCHASE REQUEST NUMBER: N6553810PRR0157

				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003AA	STATUS REPORT	25,000	Each	$1.00	$25,000.00

	FFP

OPTION	IAW CONTRACT DATA REQUIREMENTS LIST DD FORM 1423 (CDRL A001) - EXHIBIT A FOB: Destination PURCHASE REQUEST NUMBER: N6553810PRR0157

				NET AMT	$25,000.00

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003AB	FINAL REPORT	44,930.05	Each	$1.00	$44,930.05

	FFP

OPTION	IAW CONTRACT DATA REQUIREMENTS LIST DD FORM 1423 (CDRL A002) - EXHIBIT A FOB: Destination PURCHASE REQUEST NUMBER: N6553810PRR0157

				NET AMT	$44,930.05

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003AC	PATENT APPLICATION FOR				NSP
INVENTION

FFP

OPTION	IAW CONTRACT DATA REQUIREMENTS LIST DD FORM 1423 (CDRL A006) - EXHIBIT A FOB: Destination PURCHASE REQUEST NUMBER: N6553810PRR0157

NET AMT

CLAUSES INCORPORATED BY FULL TEXT

NOTE A - Option item to which the option clause in SECTION H applies and which is to be supplied only if and to the extent said option is exercised.

CONTRACT SUMMARY FOR PAYMENT OFFICE (FIXED PRICE) (FEB 1997)

This entire contract is fixed price.

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Section C - Descriptions and Specifications

CLAUSES INCORPORATED BY FULL TEXT

PATENT APPLICATION(S)

Upon report of a Subject Invention under the contract, see FAR 52.227-11, Patent Rights-Retention By the Contractor (Short Form), the Contracting Officer shall determine if, in that officer’s opinion, the Government wishes to ensure that a nonprovisional patent application covering that Subject Invention is prepared and filed with the United States Patent and Trademark Office. In such case, the Contracting Officer may require the Contractor to furnish technical data in the form of a complete nonprovisional patent application and, the Contractor’s choice, as appropriate, either a Confirmatory Instrument or related assignment(s) for any Subject Invention, all in accordance with the "Contract Data Requirements Lists", DD Form 1423, attached to this contract. A separate nonprovisional patent application may be required for each separate Subject Invention. If the Contracting Officer requires the Contractor to prepare the patent application, the Contracting Officer will: (1) negotiate an additional amount over and above the total contract price to cover the cost of preparing the patent application(s); and (2) modify the contract accordingly to increase the total price of the contract to cover the negotiated cost. Proposed amounts exceeding $10,000 per application will be subject to further evaluation by the Contracting Officer. The contractor may not be paid for preparing the application unless and until the contract has been modified to increase the contract price to cover the cost of the preparation. The contractor may not receive profit on this cost nor be compensated for the prosecution expenses incurred, the filing fee for the application, or the U.S. Patent and Trademark Office (PTO) issue fee.

Whether or not the Contractor is directed by the Contracting Officer to complete a nonprovisional patent application, the Contractor shall remain responsible for all other duties and requirements under the patent and data rights clauses of this contract.

If, after preparing a patent application at government expense, the Contractor decides not to file the patent application, the Contractor should immediately provide the Office of Counsel, IP Section, with the application and the related assignments. If, after filing in the United States Patent and Trademark Office, the Contractor decides not to continue prosecution of the patent application, the Contractor should immediately provide the Office of Counsel, IP Section, with the application, the file history, and the related assignment(s). The above documentation should be mailed to:

COMMANDER
NAVAL SEA SYSTEMS COMMAND
ATTN: SEA 00L2
1333 ISAAC HULL AVENUE SE STOP 1160
WASHINGTON NAVY YARD DC 20376-1160

CLAUSES INCORPORATED BY FULL TEXT

COMPUTER SOFTWARE AND/OR COMPUTER DATABASE(S) DELIVERED TO AND/OR RECEIVED FROM THE GOVERNMENT (NAVSEA) (APR 2004)

(a)          The Contractor agrees to test for viruses all computer software and/or computer databases, as defined in the clause entitled "RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION" (DFARS 252.227-7014), before delivery of that computer software or computer database in whatever media and on whatever system the software is delivered. The Contractor warrants that any such computer software and/or computer database will be free of viruses when delivered.

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(b)          The Contractor agrees to test any computer software and/or computer database(s) received from the Government for viruses prior to use under this contract.

(c)          Unless otherwise agreed in writing, any license agreement governing the use of any computer software to be delivered as a result of this contract must be paid-up and perpetual, or so nearly perpetual as to allow the use of the computer software or computer data base with the equipment for which it is obtained, or any replacement equipment, for so long as such equipment is used. Otherwise the computer software or computer database does not meet the minimum functional requirements of this contract. In the event that there is any routine to disable the computer software or computer database after the software is developed for or delivered to the Government, that routine shall not disable the computer software or computer database until at least twenty-five calendar years after the delivery date of the affected computer software or computer database to the Government.

(d)          No copy protection devices or systems shall be used in any computer software or computer database delivered under this contract to restrict or limit the Government from making copies. This does not prohibit license agreements from specifying the maximum amount of copies that can be made.

(e)          Delivery by the Contractor to the Government of certain technical data and other data is now frequently required in digital form rather than as hard copy. Such delivery may cause confusion between data rights and computer software rights. It is agreed that, to the extent that any such data is computer software by virtue of its delivery in digital form, the Government will be licensed to use that digital-form with exactly the same rights and limitations as if the data had been delivered as hard copy.

(f)           Any limited rights legends or other allowed legends placed by a Contractor on technical data or other data delivered in digital form shall be digitally included on the same media as the digital-form data and must be associated with the corresponding digital-form technical data to which the legends apply to the extent possible. Such legends shall also be placed in human readable form on a visible surface of the media carrying the digital-form data as delivered, to the extent possible.

CONTRACTOR'S PROPOSAL (NAVSEA) (MAR 2001)

(a) Performance of this contract by the Contractor shall be conducted and performed in accordance with detailed obligations to which the Contractor committed itself in SBIR Phase I Proposal # N101-045-1972 dated 13 JAN 2010 in response to NAVSEA Topic No. N101-045 entitled “ADVANCED MARINE GENERATOR FOR COMBATANT CRAFT” incorporated herein by reference.

C.1 STATEMENT OF WORK

The objective is the development of an advanced power generation system for combatant craft with breakthrough technology for electrical generators. The goal is to provide two to three times the power rating of conventional generators with weight-to-power ratios equal to or less than current technology. Technologies must be able to withstand severe marine operational duty cycles, endure harsh maritime environments with corrosion resistance, embody ruggedness to withstand repeated wave impacts, and demonstrate extended life performance. Novel approaches that lead to increases in power output will enable increases in mission system capability without sacrificing payload weight or personnel transport capability.

The contractor is to demonstrate the feasibility of developing an innovative, compact, efficient and rugged high power density marine generator that is capable of meeting the needs of the US. Navy.

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Primary Objectives are:

1.	Carry out detailed analysis and calculations of the requirements in terms of desirable functionality, performance and safety.
2.	Evaluate several preliminary engineering solution concepts for a power producing system.
3.	Down select, develop and validate one design concept that meets all the requirements to allow progression transition into Phase II.
4.	Provide a performance modeling study, and predicted performance envelope for the selected preliminary design.

The contractor shall put forth its best efforts to accomplish the following tasks:

Item 0001 and Item 0003

Phase 1 Base
☐	Conceptual study for marine generator development
☐	Conceptual study for optimum generator requirements
☐	Conceptual study for optimum engine requirements
☐	Conceptual 3D-CAD models to produce a stackable model of the generator
☐	Additional Reports

Option:
☐	Conceptual 3D-CAD models to produce a stackable model of the generator
☐	Final Report and Recommendations
☐	Additional Reports

(b) The technical volume(s) of the Contractor's proposal is incorporated by reference and hereby made subject to the provisions of the "ORDER OF PRECEDENCE" (FAR 52.215-8) clause of this contract. Under the "ORDER OF PRECEDENCE" clause, the technical volume of the Contractor's proposal referenced herein is hereby designated as item (f) of the clause, following "the specification" in the order of precedence.

TPOC

TECHNICAL POINT OF CONTACT (TPOC)

Mr. Roger Rupe, NSWC Carderock
Phone: (757) 462-4765
Fax:
Email: Roger.Rupe@navy.mil

The Technical Point of Contact (TPOC) does not have the authority to take any action, either directly or indirectly, that would change the pricing, quantity, place of performance, delivery schedule, or any other terms and conditions of the contract or to direct the accomplishment of effort which goes beyond the scope of the contractor's proposal.

DATE/TIME PROCESSING REQUIREMENT—INFORMATION TECHNOLOGY (NAVSEA) (SEP 2009)

(a) All information technology (IT), whether commercial or noncommercial, delivered under this contract that will be required to perform date/time processing involving dates subsequent to December 31, 1999, shall be Year 2000 compliant if properly installed, operated, and maintained in accordance with the contract specifications and applicable documentation. If the contract requires that specific deliverables operate together as a system, this requirement shall apply to those deliverables as a system.

N65538-10-C-0007

(b) "Information Technology" or "IT," as used in this requirement, means "information technology" as that term is defined at FAR 2.101, and further including those items that would otherwise be excluded by paragraph (c) of that definition. "Year 2000 compliant" (as defined at FAR 39.002) means that the IT accurately processes date/time data (including), but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extent that other IT, used in combination with the IT being delivered, properly exchanges date/time data with it. The "proper exchange" of date/time data shall be in accordance with the interface requirements specification(s) of the contract.

(c) For line item deliverables which are commercial items (as defined at FAR 2.101), and which include commercial IT, the terms and conditions of the standard commercial warranty covering such commercial IT shall apply in addition to, and to the extent such terms and conditions are consistent with, this requirement. Any applicable commercial warranty shall be incorporated into this contract by attachment.

(d) Notwithstanding any provision to the contrary in any other warranty of this contract, or in the absence of any such warranty(ies), the remedies available to the Government under this requirement shall include those provided in the Inspection clause(s) of this contract. Nothing in this requirement shall be construed to limit any rights or remedies the Government may otherwise have under this contract.

(e) Unless specified elsewhere in the contract, the Contractor will also deliver to the Government a report summarizing any Year 2000 compliance testing that was performed, and the results thereof.

(f) The remedies available to the Government for noncompliance with this requirement shall remain available for one hundred eighty (180) days after acceptance of the last deliverable IT item under this contract (including any option exercised hereunder).

INFORMATION AND DATA FURNISHED BY THE GOVERNMENT (FIXED-PRICE) (NAVSEA) (SEP 2009)

(a) Contract Specifications. The Government will furnish, if not included as an attachment to the contract, any unique contract specifications set forth in Section C.

(b) Contract Drawings and Data. The Government will furnish contract drawings, design agent drawings, ship construction drawings, and/or other design or alteration data cited or referenced in Section C or in the contract specification as mandatory for use or for contract performance.

(c) Government Furnished Information (GFI). GFI is defined as that information essential for the installation, test, operation, and interface support of all Government Furnished Material enumerated on NAVSEA Form 4205/19 or Schedule A, as applicable, attached to the contract. The Government shall furnish only the GFI identified on the NAVSEA Form 4340/2 or Schedule C, as applicable, attached to the contract. The GFI furnished to the contractor need not be in any particular format. Further, the Government reserves the right to revise the listing of GFI on the NAVSEA Form 4340/2 or Schedule C, as applicable, as follows:

(1)	The Contracting Officer may at any time by written order:

(i) delete, supersede, or revise, in whole or in part, data listed or specifically referenced in NAVSEA Form 4340/2 or Schedule C, as applicable; or

(ii) add items of data or information to NAVSEA Form 4340/2 or Schedule C, as applicable; or

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(iii) establish or revise due dates for items of data or information in NAVSEA Form 4340/2 or Schedule C, as applicable.

 (2) If any action taken by the Contracting Officer pursuant to subparagraph (1) immediately above causes an increase or decrease in the costs of, or the time required for, performance of any part of the work under this contract, the contractor may be entitled to an equitable adjustment in the contract price and delivery schedule in accordance with the procedures provided for in the clause of this contract entitled "CHANGES—FIXED-PRICE" (FAR 52.243-1).

(d) Except for the Government information and data specified by paragraphs (a), (b), and (c) above, the Government will not be obligated to furnish the Contractor any specification, standard, drawing, technical documentation, or other publication, notwithstanding anything to the contrary in the contract specifications, the GFI listed on the NAVSEA Form 4340/2 or Schedule C, as applicable, the clause of this contract entitled "GOVERNMENT PROPERTY" (FAR 52.245-1) or "GOVERNMENT PROPERTY INSTALLATION OPERATION SERVICES " (FAR 52.245-2), as applicable, or any other term or condition of this contract.

(e) Referenced Documentation. The Government will not be obligated to furnish Government specifications and standards, including Navy standard and type drawings and other technical documentation, which are referenced directly or indirectly in the contract specifications set forth in Section C and which are applicable to this contract as specifications. Such referenced documentation may be obtained:

(1)	From the ASSIST database via the internet at http://assist.daps.dla.mil/; or
(2)	By submitting a request to the
Department of Defense Single Stock Point (DoDSSP)
Building 4, Section D
700 Robbins Avenue
Philadelphia, Pennsylvania 19111-5094
Telephone (215) 697-6396
Facsimile (215) 697-9398.

Commercial specifications and standards, which may be referenced in the contract specification or any sub-tier specification or standard, are not available from Government sources and should be obtained from the publishers.

USE OF NAVY SUPPORT CONTRACTORS FOR OFFICIAL CONTRACT FILES (NAVSEA) (APR 2004)

 (a) NAVSEA may use a file room management support contractor, hereinafter referred to as "the support contractor", to manage its file room, in which all official contract files, including the official file supporting this procurement, are retained. These official files may contain information that is considered a trade secret, proprietary, business sensitive or otherwise protected pursuant to law or regulation, hereinafter referred to as “protected information”. File room management services consist of any of the following: secretarial or clerical support; data entry; document reproduction, scanning, imaging, or destruction; operation, management, or maintenance of paper-based or electronic mail rooms, file rooms, or libraries; and supervision in connection with functions listed herein.

(b) The cognizant Contracting Officer will ensure that any NAVSEA contract under which these file room management services are acquired will contain a requirement that:

(1) The support contractor not disclose any information;

(2) Individual employees are to be instructed by the support contractor regarding the sensitivity of the official contract files;

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(3) The support contractor performing these services be barred from providing any other supplies and/or services, or competing to do so, to NAVSEA for the period of performance of its contract and for an additional three years thereafter unless otherwise provided by law or regulation; and,

(4) In addition to any other rights the contractor may have, it is a third party beneficiary who has the right of direct action against the support contractor, or any person to whom the support contractor has released or disclosed protected information, for the unauthorized duplication, release, or disclosure of such protected information.

(c) Execution of this contract by the contractor is considered consent to NAVSEA's permitting access to any information, irrespective of restrictive markings or the nature of the information submitted, by its file room management support contractor for the limited purpose of executing its file room support contract responsibilities.

(d) NAVSEA may, without further notice, enter into contracts with other contractors for these services. Contractors are free to enter into separate non-disclosure agreements with the file room contractor. (Please contact Director, E Business Division for contractor specifics.) However, any such agreement will not be considered a prerequisite before information submitted is stored in the file room or otherwise encumber the government.

DATA REQUIREMENTS
DATA REQUIREMENTS

The Contractor shall provide documentation in accordance with the Contract Data Requirements List, (CDRL) DD1423, Data Item Numbers A001 through A006, attached as Exhibit A, directly to the addressees shown on the CDRL Distribution List (Exhibit A-Page 7), as shown in the Deliverable Summary Table below.

DD1423 CONTRACT DATA REQUIREMENTS LIST DELIVERABLE SUMMARY TABLE
DD1423 CDRL	Description	Basic Due Date (DD1423	Option Due Date
Reference	(DD1423 Blk. 3)	Blks 12 & 13)	(If Exercised)
A001	Status Report	60 DAC	90 Days AOE
A002	Draft and Final Report	120,180 DAC	180 Days AOE
A003	Software Product Specification	As required
A004	Application Programs	As required
A005	Computer Object Files	As required
A006	Patent Application for Invention	90 DACC
DAC — Days After Contract award date
DACC — Days After Contract Completion
AOE — After Option Exercised

Electronic submission of technical reports is preferred and encouraged. Electronic submissions should be sent to the e-mail addresses provided in the CDRL Distribution List; however, please note the following:

☐	Unclassified/Limited has restricted distribution and a classified document (whether in its entirety or partially) is to be distributed in accordance with classified material handling procedures.

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Section D - Packaging and Marking

CLAUSES INCORPORATED BY FULL TEXT

Data to be delivered by Integrated Digital Environment (IDE) or other electronic media shall be as specified in the contract.

All unclassified data to be shipped shall be prepared for shipment in accordance with best commercial practice.

Classified reports, data, and documentation shall be prepared for shipment in accordance with National Industrial Security Program Operating Manual (NISPOM), DOD 5220.22-M dated 28 February 2006.

ITAR
EXPORT CONTROL WARNING REQUIREMENTS FOR REPORTS/DELIVERABLES

If the technology in this Topic is designated in the DOD Solicitation (Refer to the Navy SBIR Topic Description for this award) under the International Traffic in Arms Regulation (ITAR) as “ITAR Restricted”, the required additional marking shall be included on any report covers or deliverables IAW the following Export Control Warning.

"WARNING - This document contains technical data whose export is restricted by the Arms Export Control Act (Title 22, U.S.C., Sec 2751, et seq.) or the Export Administration Act of 1979, as amended (Title 50, U.S.C., App. 2401 et seq.). Violations of these export laws are subject to severe criminal penalties. Disseminate in accordance with provisions of DOD Directive 5230.25." When it is technically not feasible to use the entire statement, an abbreviated marking may be used, and a copy of the full statement added to the "Notice to accompany release of Export Controlled Data" required by DOD Directive 5230.25.

MARKING OF CONTRACTOR REPORTS
MARKING OF CONTRACTOR REPORTS

The Contractor shall use the provided Cover Page Template as the cover page for every report deliverable, and shall complete all fields with reference to the associated report which is being delivered.

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Section E - Inspection and Acceptance

CLAUSES INCORPORATED BY REFERENCE

52.246-9	Inspection Of Research And Development (Short Form)	APR 1984
252.246-7000	Material Inspection And Receiving Report	MAR 2008

CLAUSES INCORPORATED BY FULL TEXT

INSPECTION AND ACCEPTANCE OF DATA (NAVSEA) (SEP 1990)

Supplies/services will be inspected/accepted at: Item 0001 and Item 0003 (if option is exercised) - Inspection and acceptance will be made at destination by a representative of the Government. Item 0002 - Inspection and acceptance of all data will be as specified on the attached Contract Data Requirements List, DD Form 1423.

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Section F - Deliveries or Performance

DELIVERIES
CONTRACTOR NOTICE REGARDING LATE DELIVERY

In the event the contractor anticipates or encounters difficulty in complying with the contract delivery schedule or date, he/she shall immediately notify the Contracting Officer in writing. The notice shall give the pertinent details; however, such notice shall not be construed as a waiver by the Government of any contract delivery schedule or of any rights or remedies provided by law or under this contract.

DURATION OF CONTRACT PERIOD (BASE and OPTIONAL REQUIREMENTS)

The total duration for the base requirement of this contract, including delivery of data shall be for a period of six (6) months, beginning with the effective date of the contract. The total duration for the optional requirement of this contract, including delivery of data shall be for a period of six (6) months, beginning with the effective date of the exercise of the option.

DELIVERIES AND PERFORMANCE

ITEM	DESTINATION	QTY	DELIVERY SCHEDULE
0001 AA	See CDRL Distribution –Exhibit A-Page 7	1 EA	60 Days After Contract Award
0001 AB	See CDRL Distribution –Exhibit A-Page 7	1 EA	120 Days After Contract Award
0001 AC	See CDRL Distribution –Exhibit A-Page 7	1 EA	180 Days After Contract - Award
0001 AD	See CDRL Distribution –Exhibit A-Page 7	1 EA	90 Days After Contract Completion
0002	SEE CONTRACT DATA REQUIREMENTS LIST (CDRL) – EXHIBIT A
OPTION – (if exercised)
0003 AA	See CDRL Distribution –Exhibit A-Page 7	1 EA	90 Days After Option Exercised
0003 AB	See CDRL Distribution –Exhibit A-Page 7	1 EA	180 Days After Option Exercised
0003 AC	See CDRL Distribution –Exhibit A-Page 7	1 EA	90 Days After Option Completion

Data to be furnished under this contract shall be delivered PREPAID to destination at the time specified on the Contract Data Requirements List, DD Form 1423.

SCHEDULING A POST-AWARD CONFERENCE

Upon award of contract, the Contractor will contact the Technical Point of Contact (TPOC) to establish the time for a post-award conference. A post-award conference will be conducted within 21 days after award of the contract. This post-award conference can be held either in person, via Video (VTC), or Phone Teleconference. The TPOC may also establish the time for a post-award conference, and if so, the Contractor will be given 5 working days notice prior to the date of the conference. This can also be held in person, via Video (VTC), or Phone Teleconference. If a post-award conference has not been scheduled by the 16th day after receiving the contract, the Contractor is requested to contact the SBIR Sponsor (see CDRL Instructions for Distribution). Failure to conduct a post-award conference shall in no event constitute grounds for excusable delay by the Contractor in performance of any provision of this contract.

SUPPLEMENTAL FINAL REPORT INFORMATION FOR DTIC

In accordance with DFARS 252.235-7011 Final Scientific or Technical Report, distribution of the Final Report to Defense Technical Information Center (DTIC) shall be submitted to the mailing address shown on page 7 of Exhibit A. Report distribution to DTIC shall be submitted with the appropriate submission form on mailed media via paper copy w/SF-298 (for print documents) or CD-ROM/DVD-ROM with DTIC form 530 (for non-print documents) in accordance with the DTIC Instructions “How to Submit to DTIC” at http://www.dtic.mil/dtic/submitting/how_submit.html All reports to DTIC must be mailed. Please DO NOT send reports from this SBIR Phase I award via email or electronic submission.

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NAVY SUMMARY REPORT

All Phase I award winners must electronically submit a Phase I summary report through the Navy SBIR website at the end of their Phase I contract. The Phase I Summary Report is a non-proprietary summary of Phase I results. It should not exceed 700 words, should include potential applications and benefits, and should require minimal work from the contractor because most of this information is required in the final report. The summary of the final report will be submitted through the Navy SBIR/STTR website at: http://www.onr.navy.mil/sbir , click on “Submission”, and then click on “Submit a Phase I or II Summary Report”. This report will be made publicly accessible via the Navy’s Search Database.

CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.242-17	Government Delay Of Work	APR 1984
52.247-34	F.O.B. Destination	NOV 1991

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Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 17 0 1319 86ED      255 SAS05 0 068342 2D 260420 S18140000010     (N0002410RX12056)
AMOUNT: $79,853.67
CIN N6553810PRR01570001AA: $40,000.00
CIN N6553810PRR01570001AB: $29,853.67
CIN N6553810PRR01570001AC: $10,000.00

CLAUSES INCORPORATED BY FULL TEXT

INVOICE INSTRUCTIONS (NAVSEA) (SEP 2009)

 (a) In accordance with the clause of this contract entitled “ELECTRONIC SUBMISSION OF PAYMENT REQUESTS” (DFARS 252.232-7003), the Naval Sea Systems Command (NAVSEA) will utilize the DoD Wide Area Workflow Receipt and Acceptance (WAWF) system to accept supplies/services delivered under this contract. This web-based system located at https://wawf.eb.mil provides the technology for government contractors and authorized Department of Defense (DoD) personnel to generate, capture and process receipt and payment-related documentation in a paperless environment. Invoices for supplies/services rendered under this contract shall be submitted electronically through WAWF. Submission of hard copy DD250/invoices may no longer be accepted for payment.

(b) It is recommended that the person in your company designated as the Central Contractor Registration (CCR) Electronic Business (EB) Point of Contact and anyone responsible for the submission of invoices, use the online training system for WAWF at http://wawftraining.com. The Vendor, Group Administrator (GAM), and sections marked with an asterisk in the training system should be reviewed. The most useful guide is “Getting Started for Vendors” . On the Training tab, under Vendor, Create Documents, see “Invoice as 2-in-1(Services only)” .

(c) The designated CCR EB point of contact is responsible for activating the company’s CAGE code on WAWF by calling 1-866-618-5988. Once the company is activated, the CCR EB point of contact will self-register under the company’s CAGE code on WAWF and follow the instructions for a group administrator. After the company is setup on WAWF, any additional persons responsible for submitting invoices must self-register under the company’s CAGE code at https://wawf.eb.mil.

(d) The following Routing Information regarding invoice routing is provided for completion of the invoice in WAWF for this award:

WAWF Invoice Type	2 - in - 1 (Services)
Issuing Office DODAAC	N65538
Admin DODAAC	N65538
Inspector DODAAC	N/A
Acceptor DODAAC	N00167	PEO-SHIP – Elizabeth Madden
LPO DODAAC	N65538
Pay DODAAC	HQ0251	DFAS-Columbus
DCAA Auditor DODAAC	N/A

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The vendor shall attach one copy of the deliverable/report with each WAWF invoice for the Acceptor. Attachments are added via the “Misc. Info” Tab, and then click on “Attachments” to add your file. Attachments created in any Microsoft Office product may be attached to the WAWF invoice, e.g., backup documentation, timesheets, etc. Maximum limit for size of each file is 2 megabytes. Maximum limit for size of files per invoice is 5 megabytes.

(e) Before closing out of an invoice session in WAWF, but after submitting the document(s), you will be prompted to send additional email notifications. Click on “Send More Email Notification” and add the acceptor/receiver email addresses noted below in the first email address block, and add any other additional email addresses desired in the following blocks. This additional notification to the government is important to ensure that the acceptor/receiver is aware that the invoice documents have been submitted into WAWF.

Send Additional Email Notification To The PEO-SHIP Acceptor at:
Ms. Elizabeth Madden               Elizabeth.Madden@navy.mil

(f) The contractor shall submit invoices for payment per contract terms and the government shall process invoices for payment per contract terms.

(g) If you have any questions regarding WAWF, please contact the WAWF helpdesk at the above 1-866 number or the NAVSEA WAWF point of contact Margaret Morgan at (202) 781-4815 or margaret.morgan@navy.mil. For questions on WAWF for this award please contact the N65538 LPO Mr. Robin Wilt at (717) 605-1343 or robin.wilt@navy.mil

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Section H - Special Contract Requirements

SPECIAL PHASE I CLAUSES

EMPLOYMENT OF US GOV’T PERSONNEL RESTRICTED (NSLC) (APRIL 2004)

In performing this contract, the Contractor shall not use as a consultant or employ (on either a full or part time basis) any active duty U.S. Government personnel (civilian or military) without the prior written approval of the Contracting Officer. Such approval may be given only in circumstances where it is clear that no laws and no DOD or U.S. Government instructions, regulations, or policies might possibly be contravened and no appearance of a conflict of interest will result.

INCORPORATION OF REPRESENTATIONS AND CERTIFICATIONS BY REFERENCE

As specified in section 5.12 of the DOD SBIR Solicitation, each vendor must be registered in the Online Representations and Certifications Application (ORCA). Online information contained in ORCA and other written statements made by the contractor in response to the solicitation or at the request of the Contracting Officer, incident to the award of the contract or modification of the contract, are hereby incorporated by reference with the same force and effect as if they were given in full text. To register and complete your Representations and Certifications in ORCA visit https://orca/bpn.gov It is NOT necessary to provide the ORCA Representations and Certifications to the Contracting Officer.

RESEARCH AND ANALYTICAL WORK

A minimum of two-thirds of the research and/or analytical work to be performed under this contract shall be carried out by the contractor. Joint ventures and limited partnerships are permitted, provided that the entity created qualifies as a small business in accordance with the Small Business Act, 15 USC 631, and the definition included in Section 2.2 of the applicable Department of Defense SBIR Solicitation.

The primary employment of the principal investigator shall be with the contractor at time of award and during the performance of the proposed effort. Primary employment means that more than one-half of the principal investigator’s time is spent with the contractor. Deviation from the above requirements shall be approved in writing by the Contracting Officer.

PLACE OF PERFORMANCE

All research or research and development work under this contract shall be performed by the contractor in the United States. “United States” means the fifty states, the territories and possessions of the Federal Government, the Commonwealth of Puerto Rico, the Republic of the Marshall Islands, the Federated States of Micronesia, the Republic of Palau, and the District of Columbia.

SBIR FAST TRACK

The DoD SBIR program has implemented a streamlined Fast Track process for SBIR projects that attract matching cash from an outside investor for the Phase II SBIR effort (as well as for the interim effort between Phases I and II). The purpose is to focus SBIR funding on those projects that are most likely to be developed into viable new products that DoD and others will buy and that will thereby make a major contribution to U.S. military and/or economic capabilities. Additional information pertaining to the Fast Track process may be found in Section 4.5 of the applicable Department of Defense SBIR Solicitation, that may be electronically accessed at http://www.navysbir.com/

SBIR INSTRUCTIONS AND GUIDANCE FOR PHASE II

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Navy/Marine Corps Topics – Instructions and guidance for the submission of documentation and proposals in support of Phase II may be found in the “Solicitation Topics” section of the applicable Department of Defense SBIR Solicitation and also at the following website: http://www.navysbir.com/

SUPPLEMENTAL INFORMATION – EXERCISE OF OPTION

The Government, at any time after effective date of the contract, may require the Contractor to furnish Option Item 0003 for delivery at the time(s) and place(s) and at the price(s) set forth herein. This option(s) shall be exercised, if at all, by written or telegraphic notice signed by the Contracting Officer within six (6) months after submission of Phase II proposal.

OWNERSHIP CHANGES NOTIFICATION

The Contractor shall make the following notification in writing:
When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records and/or its status as a Small Business or its SBIR eligibility, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

AUTHORIZED CHANGES ONLY BY THE CONTRACTING OFFICER (NAVSEA) APR 2004

(a) Except as specified in paragraph (b) below, no order, statement, or conduct of Government personnel who visit the Contractor’s facilities or in any other manner communicate with Contractor personnel during the performance of this contract shall constitute a change under the “Changes” clause of this contract.
(b) The contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer, or is pursuant to specific authority otherwise included as a part of this contract.
(c) The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and notwithstanding provisions contained elsewhere in this contract, the said authority remains solely the Contracting Officer’s. In the event the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any increase in charges incurred as a result thereof. The email address and telephone number of the Contracting Officer is shown in Block #20 on page 1 of this contract.

CLAUSES INCORPORATED BY FULL TEXT

5252.202-9101 ADDITIONAL DEFINITIONS (MAY 1993)

As used throughout this contract, the following terms shall have the meanings set forth below:

(a) DEPARTMENT means the Department of the Navy.

(b) REFERENCES TO THE FEDERAL ACQUISITION REGULATION (FAR) All references to the FAR in this contract shall be deemed to also reference the appropriate sections of the Defense FAR Supplement (DFARS), unless clearly indicated otherwise.

(c) REFERENCES TO ARMED SERVICES PROCUREMENT REGULATION OR DEFENSE ACQUISITION REGULATION All references in this document to either the Armed Services Procurement Regulation (ASPR) or

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the Defense Acquisition Regulation (DAR) shall be deemed to be references to the appropriate sections of the FAR/DFARS.

(d) NATIONAL STOCK NUMBERS Whenever the term Federal Item Identification Number and its acronym FIIN or the term Federal Stock Number and its acronym FSN appear in the contract, order or their cited specifications and standards, the terms and acronyms shall be interpreted as National Item Identification Number (NIIN) and National Stock Number (NSN) respectively which shall be defined as follows:

(1) National Item Identification Number (NIIN). The number assigned to each approved Item Identification under the Federal Cataloging Program. It consists of nine numeric characters, the first two of which are the National Codification Bureau (NCB) Code. The remaining positions consist of a seven digit non significant number.

(2) National Stock Number (NSN). The National Stock Number (NSN) for an item of supply consists of the applicable four position Federal Supply Class (FSC) plus the applicable nine position NIIN assigned to the item of supply.

SUBSTITUTION OF KEY PERSONNEL
PHASE I SUBSTITUTION OR ADDITION OF KEY PERSONNEL (NAVSEA)    APR 2004

(a) The Contractor agrees that a partial basis for award of this contract is the list of key personnel proposed. Accordingly, the Contractor agrees to assign to this contract those key persons whose resumes, personnel data forms, or personnel qualification statements were submitted with the contractor’s proposal to fill the requirements of the contract. No substitutions or additions of personnel shall be made except in accordance with this provision. (b) The contractor agrees that during the 180 days of the contract performance period (and Option period if exercised), no personnel substitutions or additions will be permitted unless such substitutions or additions are necessitated by an individual’s sudden illness, death or termination of employment. In any of these events, the contractor shall promptly notify the contracting officer and provide the information required by paragraph (d) below.
(c) If personnel for whatever reason become unavailable for work under the contract for a continuous period exceeding thirty (30) working days, or are expected to devote substantially less effort to the work than indicated in the proposal, the contractor shall propose a substitution of such personnel, in accordance with paragraph (d) below.
(d) All proposed substitutions or additions shall be submitted, in writing, to the Contracting Officer at least fifteen (15) days, (thirty (30) days if a security clearance must be obtained) prior to the proposed substitution or addition. Each request shall provide a detailed explanation of the circumstances necessitating the proposed substitution or addition, identify the proposed key personnel as a U.S. Citizen, a Lawful Permanent Resident, or Foreign National, and provide a copy of their Green Card or Visa, specify Country of Origin, and a complete resume including contact phone number and email address, as well as any other information required by the Contracting Officer to approve or disapprove the proposed substitution or addition. All proposed substitutes or additions (no matter when they are proposed during the performance period) shall have qualifications that are equal to or higher than the qualifications of the person being replaced or the average qualifications of the people in the category which is being added to.
(e) In the event a requirement to increase the specified level of effort for a designated labor category, but not the overall level of effort of the contract occurs, the contractor shall submit to the Contracting Officer a written request for approval to add personnel to the designated labor category. The information required is the same as that required in paragraph (d) above. The additional personnel shall have qualifications greater than or equal to at least one (1) of the individuals proposed for the designated labor category.
(f) The Contracting Officer shall evaluate requests for substitution and/or addition of personnel and promptly notify the contractor, in writing, of whether the request is approved or disapproved.
(g) If the Contracting Officer determines that suitable and timely replacement of personnel who have been reassigned, terminated or have otherwise become unavailable to perform under the contract is not reasonably forthcoming or that the resultant reduction of productive effort would impair the successful completion of the contract or the delivery/task order, the contract may be terminated by the Contracting Officer for default or for the

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convenience of the Government, as appropriate. Alternatively, at the Contracting Officer’s discretion, if the Contracting Officer finds the contractor to be at fault for the condition, he may equitably adjust (downward) the contract price or fixed fee to compensate the Government for any delay, loss or damage as a result of the contractor’s action.

N65538-10-C-0007

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal	JAN 1997
or Improper Activity
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal	SEP 2007
Transactions
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	APR 2008
52.209-6	Protecting the Government’s Interest When Subcontracting	SEP 2006
With Contractors Debarred, Suspended, or Proposed for
Debarment
52.211-5	Material Requirements	AUG 2000
52.211-15	Defense Priority And Allocation Requirements	APR 2008
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-14 Alt I	Integrity of Unit Prices (Oct 1997) - Alternate I	OCT 1997
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.219-6	Notice Of Total Small Business Set-Aside	JUN 2003
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.219-14	Limitations On Subcontracting	DEC 1996
52.222-3	Convict Labor	JUN 2003
52.222-19	Child Labor — Cooperation with Authorities and Remedies	AUG 2009
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans	SEP 2006
of the Vietnam Era, and Other Eligible Veterans
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans	SEP 2006
Of The Vietnam Era, and Other Eligible Veterans
52.223-6	Drug-Free Workplace	MAY 2001
52.223-11	Ozone-Depleting Substances	MAY 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.225-14	Inconsistency Between English Version And Translation Of	FEB 2000
Contract
52.227-1 Alt I	Authorization And Consent (Dec 2007) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright	DEC 2007
Infringement
52.227-10	Filing Of Patent Applications—Classified Subject Matter	DEC 2007
52.227-11	Patent Rights—Ownership By The Contractor	DEC 2007
52.227-20	Rights in Data - SBIR Program	DEC 2007
52.232-2	Payments Under Fixed-Price Research And Development	APR 1984
Contracts
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-11	Extras	APR 1984

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52.232-17	Interest	OCT 2008
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	OCT 2008
52.232-33	Payment by Electronic Funds Transfer—Central Contractor	OCT 2003
Registration
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-13	Bankruptcy	JUL 1995
52.243-1 Alt V	Changes—Fixed-Price (Aug 1987) - Alternate V	APR 1984
52.245-1	Government Property	JUN 2007
52.245-9	Use And Charges	JUN 2007
52.246-23	Limitation Of Liability	FEB 1997
52.246-25	Limitation Of Liability—Services	FEB 1997
52.249-2	Termination For Convenience Of The Government (Fixed-	MAY 2004
Price)
52.249-9	Default (Fixed-Priced Research And Development)	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-	DEC 2008
Contract-Related Felonies
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	SEP 2007
252.204-7005	Oral Attestation of Security Responsibilities	NOV 2001
252.204-7006	Billing Instructions	OCT 2005
252.204-7008	Requirements for Contracts Involving Export-Controlled	JUL 2008
Items
252.204-7009	Requirements Regarding Potential Access to Export-	JUL 2008
Controlled Items
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By	DEC 2006
The Government of a Terrorist Country
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7041	Correspondence in English	JUN 1997
252.227-7015	Technical Data—Commercial Items	NOV 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7018	Rights in Noncommercial Technical Data and Computer	JUN 1995
Software—Small Business Innovation Research (SBIR)
Program
252.227-7019	Validation of Asserted Restrictions—Computer Software	JUN 1995
252.227-7025	Limitations on the Use or Disclosure of Government-	JUN 1995
Furnished Information Marked with Restrictive Legends
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.227-7039	Patents—Reporting Of Subject Inventions	APR 1990
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7003	Electronic Submission of Payment Requests and Receiving	MAR 2008
Reports
252.232-7010	Levies on Contract Payments	DEC 2006
252.235-7011	Final Scientific or Technical Report	NOV 2004
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial	AUG 2009
Components (DoD Contracts)

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CLAUSES INCORPORATED BY FULL TEXT

52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS (DEC 2009)

(a) Definitions.

“Commercial item”, has the meaning contained in Federal Acquisition Regulation 2.101, Definitions.

“Subcontract”, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

(c) (1) The Contractor shall insert the following clauses in subcontracts for commercial items:

(i) 52.203-13, Contractor Code of Business Ethics and Conduct (APR 2010) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)), if the subcontract exceeds $5,000,000 and has a performance period of ore than 120 days. In altering this clause to identify the appropriate parties, all disclosures of violation of the civil False Claims Act or of Federal criminal law shall be directed to the agency Office of the Inspector General, with a copy to the Contracting Officer.

(ii) .203-15, Whistleblower Protections Under the American Recovery and Reinvestment Act of 2009 (Section 1553 of Pub. L. 111-5), if the subcontract is funded under the Recovery Act.

(iii) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), if the subcontract offers further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(iv) 52.222-26, Equal Opportunity (MAR 2007) (E.O. 11246).

(v) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era and Other Eligible Veterans (SEP 2006) (38 U.S.C. 4212(a)).

(v) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).

(vii) Reserved..

(viii) 52.222-50, Combating Trafficking in Persons (FEB 2009) (22 U.S.C. 7104(g)).

(ix) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. App. 1241 and 10 U.S.C. 2631), if flow down is required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

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(End of clause)

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

FAR at http://www.arnet.gov/far/ & DFARS at http://www.acq.osd.mil/dp/dars/dfars.html

(End of clause)

52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

(b) The use in this solicitation or contract of any DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT (DFARS) (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

(End of clause)

252.235-7010 Acknowledgment of Support and Disclaimer. (MAY 1995)

(a) The Contractor shall include an acknowledgment of the Government’s support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the NAVAL SEA SYSTEMS COMMAND under Contract No. (See page 1, Block 2).

(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the NAVAL SEA SYSTEMS COMMAND.

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Section J - List of Documents, Exhibits and Other Attachments

CLAUSES INCORPORATED BY FULL TEXT

The following document(s), exhibit(s), and other attachment(s) form a part of this contract:

Contract Data Requirements List, DD Form 1423 – Exhibit A, 7, pages;

SBIR Phase I , Cover Page Template in MS Word – Attachment 1, 1 page;

SBIR Phase I , Quad Chart Template in MS PowerPoint – Attachment 2, 2 pages.

DISTRIBUTION:
(1) CONTRACTOR
(1) PURCHASE FILE
(1) TECHNICAL POINT OF CONTACT (TPOC)
(1) DELIVERABLES/WAWF ACCEPTING OFFICIAL
(1) PAYMENT OFFICE- ADDRESS BLOCK 15
(1) NAVSEALOGCEN – 01 FINANCE
(2) NAVSEA – M.McGUIRE, P.MEDROW
(1) PEO-SHIP – E. MADDEN